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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 17, 2002

                          THE COLONIAL BANCGROUP, INC.
             (Exact name of registrant as specified in its charter)

       Delaware                     1-13508                   63-0661573
(State of Incorporation)     (Commission File No.)      (IRS Employer I.D. No.)

                      Colonial Financial Center, Suite 800
              One Commerce Street, Montgomery, Alabama         36104
               (Address of Principal Executive Office)       (Zip code)

        Registrant's telephone number, including area code: 334-240-5000

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Item 9. Regulation FD Disclosure



Exhibit  No.     Document Description

99.1             Press Release Announcing Record Earnings

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                                   Signatures

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by this undersigned hereunto duly authorized.



                                       THE COLONIAL BANCGROUP, INC.
                                       ----------------------------------------
                                                 (Registrant)



Date:  January 17, 2002                     /s/ W. Flake Oakley, IV
                                            -----------------------------------
                                       BY:  W. Flake Oakley
                                       ITS: Chief Financial Officer